UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material under §240.14a-12

PROS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareholders of PROS Holdings, Inc., a Delaware corporation (the “Company”), with a definitive proxy statement relating to a proposed transaction involving the Company, Portofino Parent, LLC, a Delaware limited liability company (“Parent”), and Portofino Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), whereby the Company would become a wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of September 22, 2025 (the “Merger Agreement”) by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following:

1.	An email sent to all employees of the Company;

2.	A form of email sent to business partners;

3.	A form of email sent to customers;

4.	An employee FAQ;

5.	Social media posts;

6.	A transaction communication toolkit.

PROS Transaction All-Employee Letter

PROS Team,

At PROS, we never stop innovating and we never stand still. That has enabled our evolution from a single breakthrough algorithm in 1985 to the AI-powered pricing and selling technology we offer today.

This morning, we announced yet another significant step forward in our journey. We have agreed to be acquired by Thoma Bravo, a leading software investment firm, and become a private company. This transaction is a pivotal moment for our business that we believe will support accelerated growth and help our customers continue to reshape their industries, building on PROS’ legacy to remain at the forefront of the AI-powered enterprise transformation.

Thanks to your hard work and dedication, we have extended our leadership position and built a complete and intelligent commercial platform to help businesses win. Reaching today’s milestone is a powerful validation of the value we’ve created together.

Thoma Bravo has more than four decades of experience investing in innovative software companies and collaborating with management teams to help them drive sustainable growth and achieve their objectives. As a private business under Thoma Bravo’s ownership, we’ll have more agility in decision-making and flexibility to take big swings in order to deliver on our vision. With Thoma Bravo’s resources and expertise, we will be better positioned to drive innovation and continue to deliver groundbreaking solutions for our customers.

Importantly, Thoma Bravo is investing in us because they believe in our platform and our team. We expect that this transaction will create new opportunities for many of you as we take PROS through our next phase of growth.

While this is a significant milestone for our company, I want to emphasize that today we are just announcing this transaction, which means that it is not closed as of yet. Until the transaction closes, which we expect to occur in the fourth quarter of 2025, we will continue to operate as a standalone public company. Today, nothing changes, and our focus remains the same: your day to day job does not change, there are no organizational changes and we ask that you all remain focused on executing our plan and delivering exceptional value to our customers.

I want to take this moment as well to make a “from the heart” candid point: team PROS, this is not the path I expected to be on when I joined. That said, as a public company, this is always a potential outcome. What I can tell you is that, having worked for private equity-backed companies multiple times in my career, I do think this is a great outcome for our company and our customers. There are so many benefits having private equity ownership that we will cover more in the town hall, but I wanted you to hear this straight from me.

I understand that you will have questions about what this means, and we are committed to communicating transparently. We will be doing a lot of work with Thoma Bravo over the coming weeks as we advance this transaction, and we will provide updates as we have information to share. I will also be holding a Town Hall at 10:00am today to discuss this announcement in further detail, and I encourage you to join. In the meantime, I hope these FAQs <link> will answer some of your initial questions.

Today’s news will likely generate increased interest in our company. As a reminder, if you are contacted by a member of the media, please do not respond. Forward all media inquiries to Amy Williams at awilliams@pros.com, and inquiries from investors or analysts to Belinda Overdeput at ir@pros.com.

Thank you for the dedication and passion you bring to PROS and our customers. This milestone would not have been possible without your hard work and belief in our mission. This team has built something truly special and this achievement is a testament to the strength of our people, our product and the value we deliver every day.

Best,

Jeff

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this letter, and this letter is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Transaction Business Partner Letter

Subject: Important PROS Update: An Exciting New Chapter

To: Primary Partner Contacts

From: Jeff Cotten

Dear [insert name],

Earlier today, we announced an exciting milestone for PROS. We have entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm. You can read the full press release here.

Upon completion of the transaction, PROS will become a private company. With Thoma Bravo’s deep sector expertise, operational capabilities and capital support, we believe we will be well-positioned to achieve our goals faster and more effectively, ultimately making us a stronger partner.

This transaction is all about accelerating growth and enhancing the value we deliver customers. Becoming a private company gives us more freedom to invest in long-term improvements without the short-term pressures of public markets. I am confident that we will be even more agile with greater flexibility to invest in innovation and expand our platform, building on our leadership position and remaining at the forefront of AI-powered enterprise transformation. We expect this will allow us to unlock new and exciting opportunities to work together.

While the close of this transaction, which we expect to occur in the fourth quarter of 2025, will bring about a change in the ownership of PROS, our values and commitment to your success are stronger than ever. Please reach out to your CSM or Executive Sponsor should you have any questions regarding this announcement.

Our partnership with you is vital to our success and we look forward to building on our relationship for many years to come.

Best regards,

Jeff Cotten

President and Chief Executive Officer

PROS

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this letter, and this letter is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Transaction Customer Email

Subject: Important PROS Update: An Exciting New Chapter

To: Primary Account Contacts

From: Jeff Cotten

Dear [insert name],

Earlier today, we announced an exciting milestone for PROS. We have entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm. You can read the full press release here.

Upon completion of the transaction, PROS will become a private company. With Thoma Bravo’s deep sector expertise, operational capabilities, and capital support, we believe we will be well-positioned to achieve our goals faster and more effectively, helping us better serve you and your business.

As a customer, this transaction is all about accelerating the value we deliver to you. While you can expect the same service and delivery you receive today, becoming a private company gives us more freedom to invest in long-term improvements without the short-term pressures of public markets. I am confident that we will be even more agile with greater flexibility to invest in innovation and expand our platform, building on our leadership position and remaining at the forefront of AI-powered enterprise transformation.

While the close of this transaction, which we expect to occur in the fourth quarter of 2025, will bring about a change in the ownership of PROS, our values and commitment to your success are stronger than ever. Please reach out to your CSM or Executive Sponsor should you have any questions regarding this announcement.

We deeply appreciate your continued trust in us.

Best regards,

Jeff Cotten

President and Chief Executive Officer

PROS

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this email, and this email is neither an offer to purchase nor a solicitation of an offer to sell securities.

Employee FAQ

1.	What did PROS announce?

•	PROS has entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm.

•	Under the terms of the agreement, PROS shareholders will receive $23.25 per share in cash.

•	Once the transaction is completed, PROS will be a private company, even better positioned to advance our strategy, accelerate growth and help customers reshape their industries.

•	Thoma Bravo is investing in PROS because it believes in our platform, our team and the opportunities ahead for our business.

•	The transaction is expected to close in the fourth quarter of 2025, subject to approval by PROS shareholders, the satisfaction of regulatory approvals and customary closing conditions.

2.	Who is Thoma Bravo?

•	Thoma Bravo is one of the largest software-focused investment firms in the world, with deep sector expertise and operating capabilities.

•	Thoma Bravo has more than four decades of experience investing in innovative companies and collaborating with management teams to help them drive sustainable growth and achieve their objectives.

3.	What are the benefits of this transaction? Why now?

•	As a private company owned by Thoma Bravo, we will be more agile and have greater flexibility to invest in innovation and expand our platform.

•

We believe we will also be positioned to achieve our operational and market goals faster and more effectively for the benefit of our customers, build on our industry leadership, and remain at the forefront of AI-powered enterprise transformation.

•

The PROS Board regularly reviews the Company’s strategy against options to maximize value for shareholders, and this transaction is the culmination of a strategic review process by the Board that included discussion with a number of parties.

•

The Board unanimously determined that this transaction is the best path forward for PROS and our shareholders, as it delivers significant and immediate value to shareholders, and is confident it will best position our business for the future.

4.	What does it mean to be a private company?

•	Once the transaction closes, PROS common stock will no longer be listed or traded on the New York Stock Exchange or any public exchange.

•	In addition, we will no longer have certain obligations, such as quarterly financial reporting.

5.	What will this transaction mean for employees?

•

Thoma Bravo is investing in PROS because it believes in our platform, our team and the opportunities ahead for our business. In fact, we expect this new chapter will create new opportunities for many of you.

•	That said, it’s important to keep in mind that this announcement is just the first step in partnering with Thoma Bravo, and there are still many details that have yet to be worked through.

•	We are committed to being transparent and keeping you informed as we move forward.

6.	What does this announcement mean for my day-to-day responsibilities?

•	Until the transaction closes, PROS remains a standalone public company, and it is business as usual.

•	Our strategy and business priorities are unchanged, and it is important we all stay focused on executing our plan and delivering exceptional value to our customers.

7.	Will there be changes to compensation or benefits?

•	Until the transaction closes, PROS remains a standalone public company, and we will continue to operate under our existing compensation and benefit programs.

•	If there are any changes following the close, we will communicate those in advance.

•	We are committed to being transparent and keeping you informed as we move forward.

8.	What does this mean for our customers and partners?

•	We believe this is great news for our customers and business partners.

•	As a private company owned by Thoma Bravo, we will be more agile and have greater flexibility to invest in innovation and expand our platform.

•

We believe we will also be positioned to achieve our operational and market goals faster and more effectively for the benefit of our customers, build on our industry leadership and remain at the forefront of AI-powered enterprise transformation.

•	Until the transaction closes, PROS remains a standalone public company and it is business as usual. There are no changes to how we support our customers or work with our partners.

9.	What should I do if I am contacted by the media or shareholders / analysts about this announcement?

•	If you are contacted by a member of the media, please do not respond; instead, forward the inquiry to Amy Williams at awilliams@pros.com.

•	Inquiries from investors or analysts should be forwarded to Belinda Overdeput at ir@pros.com.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May 1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,”

“projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this letter, and this letter is neither an offer to purchase nor a solicitation of an offer to sell securities.

PROS Transaction Social Posts

On September 22, 2025, PROS published the following post on LinkedIn:

On September 22, 2025, Jeff Cotten published the following post on LinkedIn:

On September 22, 2025, PROS published the following post on X:

PROS
@PROS_Inc

We're excited to share that we have entered into a definitive agreement to be acquired by @thomabravo and become a private company. This transaction will enable PROS to be more agile, further invest in innovation and expand our platform for the benefit of our customers.

Read more here: ms.spr.ly/6018sUa7r

PROS
News
PROS Enters Agreement to be Acquired by Thoma Bravo

PROS Transaction Communications Toolkit for Customer- and Business Partner-Facing Employees

To: PROS Customer- and Business Partner-Facing Employees

From: Jeff Cotten

Date: September 22, 2025

Subject: Customer and Business Partner Communications Toolkit

Overview

We announced that we have entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm, and become a private company. This is an exciting milestone for PROS that we believe will enable us to accelerate growth in our business and enhance the value we deliver to our customers.

Your Role and Guidelines:

You will play an important role in communicating with our customers and business partners about this announcement and what it means for them. To assist you in these discussions, we are providing you with the following materials:

•	A copy of the press release we issued this morning (attached);

•	A copy of the customer and business partner letters that were distributed this morning (attached); and

•	Talking points and Q&A (below) to guide your discussions with our customers and business partners. These are for your verbal use only.

Communications Guidelines

As you familiarize yourself with these communications materials, please keep in mind:

•

Adhere to approved materials. These materials have been approved by legal counsel and some will be filed with the U.S. Securities and Exchange Commission (SEC). It is important that you do not add to or alter these materials or any other communications you may receive regarding the transaction. It is equally important that you do not create any new materials, as doing so may mean we need to file them with the SEC.

•

Emphasize that this is good news for PROS and our customers and business partners. Becoming a private company will enable us to be even more agile and have greater flexibility to continue investing in platforms, building on our leadership position and remaining at the forefront of AI-powered enterprise transformation.

•

It is business as usual. Until the transaction closes, which we expect to occur in the fourth quarter of 2025, PROS remains an independent public company and it is business as usual. There are no changes to how we support our customers or work with our business partners.

•

Don’t speculate. Be responsive to customers’ questions, but do not speculate. At this early stage in the process, we do not have all the answers, and it is ok to acknowledge that. In the event you do not know an answer, please use the following response:

“Thanks for the question. It’s early in the process, and I don’t have all the answers today. I will get back to you as soon as I can.”

•

It is important we direct requests for information to appropriate channels. This news may generate increased interest in our company. In line with our usual policy, please direct any inquiries you receive from the media to Amy Williams at awilliams@pros.com and from investors to Belinda Overdeput at ir@pros.com.

Customer Talking Points

The following talking points are for your verbal use only. These are not for distribution to customers, business partners or anyone outside of PROS.

What We Announced

•	[Thanks for reaching out / Thanks for taking the time to speak with me today].

•	We announced that PROS has entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm.

•	This is an exciting milestone for PROS, and one that we are confident will allow us to [deliver even stronger solutions for you / be an even stronger partner to you].

What this Means for Customers / Business Partners

•	Once the transaction closes, PROS will become a private company. And that comes with some meaningful benefits.

•	With Thoma Bravo’s deep sector expertise, operational capabilities and capital support, we believe we will be well-positioned to achieve our goals faster and more effectively.

•

While you can expect the same service and delivery you receive today, becoming a private company gives us more freedom to invest in long-term improvements without the short-term pressures of public markets.

•

We will have the flexibility and resources to continue delivering on key strategic priorities, including advancing AI innovation and agentic intelligence, expanding market reach and optimizing go-to-market execution.

•	[If customers: As a customer, this transaction is all about accelerating the value we deliver to you.]

•	[If business partners: Our partnership with you is vital to our success and we look forward to building on our relationship for many years to come.]

Next Steps

•

In terms of next steps, the transaction is expected to close in the fourth quarter of 2025, subject to approval by PROS shareholders, the satisfaction of regulatory approvals and customary closing conditions.

•	Until the transaction closes, we remain an independent company.

•	While the close of this transaction will bring about a change in the ownership of PROS, our values and commitment to [your success / our partnership] are stronger than ever.

•	Thank you for your continued [trust in us / partnership].

•	We look forward to continuing to work with you for many years to come.

Customer Q&A

The following Q&A are for your verbal use only. These are not for distribution to customers, business partners or anyone outside of PROS.

1.	What was announced?

•	PROS has entered into an agreement to be acquired by Thoma Bravo for $23.25 per share in cash in a transaction valued at approximately $1.4 billion.

•	Once the transaction is completed PROS will be a private company, even better positioned to advance our strategy and help customers reshape their industries.

•	Thoma Bravo has a proven track record partnering with companies to help them drive sustainable growth and achieve their objectives.

•	They are investing in us because they believe in our platform and our team.

2.	Who is Thoma Bravo?

•

Thoma Bravo, a leading software investment firm that has more than four decades of experience investing in innovative companies and collaborating with management teams to help them drive sustainable growth and achieve their objectives.

•

Following close of the transaction, PROS will become a private company under Thoma Bravo’s ownership, providing us with additional resources and expertise that we believe will help us accelerate growth, drive innovation and continue to deliver groundbreaking solutions for our customers.

3.	Why is this the right step for PROS?

•	The PROS Board regularly reviews our strategy against available strategic, operational and financial options to maximize value for shareholders.

•	This transaction is the culmination of a strategic review process by the Board that included discussion with a number of parties.

•	The Board is confident this transaction is the best path forward as it delivers significant and immediate value to shareholders and best positions our business for the future.

•

We believe we will benefit from greater flexibility to invest in innovation and expand our platform, building on our leadership position and enabling us to remain at the forefront of AI-powered enterprise transformation.

4.	Will there be a change in strategy?

•	Until the transaction closes, which we expect to occur in the fourth quarter of 2025, PROS will continue to operate as a standalone public company and there will be no changes to our strategy.

5.	Will there be changes to the PROS name and brand?

•	This is just the first day of the process, and there are still many details that we need to work through.

•	What we can say is that Thoma Bravo recognizes that customers know and trust the PROS name.

•	Importantly, until the transaction closes, which we expect to occur in the fourth quarter of 2025, PROS will continue to operate as a standalone public company operating under the PROS name and brand.

6.	What does this mean for me?

•

This is an exciting milestone. Thoma Bravo brings deep sector expertise, operational capabilities and capital support that we believe will position PROS to achieve our goals faster and more effectively, helping us better serve you and your business.

•	As a customer, this transaction is all about accelerating the value we deliver to you.

•	Delivering for our customers remains our top priority and you can expect the same service and delivery that you receive today.

•

Upon completion of the transaction, which we expect in the fourth quarter of 2025, we will become a private company, which gives us more freedom to invest in long-term improvements without the short-term pressures of public markets.

•

We expect to be even more agile with greater flexibility to invest in innovation and expand our platform, building on our leadership position and remaining at the forefront of AI-powered enterprise transformation.

•	While the close of this transaction will bring about a change in the ownership, our values and commitment to your success are stronger than ever.

7.	Will there be any changes to my existing contract/partnership with PROS?

•	No. Until the transaction closes, PROS will continue to operate as a standalone public company.

•	Moving forward, you can expect the same service and delivery under your contracts with us that you receive today.

•	Should you have any questions regarding this announcement please reach out to your CSM or Executive Sponsor.

8.	Will there be any changes to PROS’ products and services?

•	No, there are no planned changes.

•	Should you have any questions regarding this announcement please reach out to your CSM or Executive Sponsor.

9.	Will my point of contact change?

•	No.

•	Should you have any questions regarding this announcement please reach out to your CSM or Executive Sponsor.

10.	Who can I contact for additional information?

•	Should you have any questions regarding this announcement please reach out to your CSM or Executive Sponsor.

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving PROS, Portofino Parent, LLC and Portofino Merger Sub, Inc. PROS expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of PROS’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. PROS may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that PROS may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of PROS and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF PROS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY PROS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROS AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the proxy statement and other documents containing important information about PROS and the proposed transaction once such documents are filed by PROS with the SEC at the SEC’s website at www.sec.gov or from PROS at its website at https://ir.pros.com/.

Participants in the Solicitation

PROS and certain of its directors, executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about PROS’s directors and executive officers is set forth in (i) PROS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February  12, 2025, and can be found here, (ii) PROS’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 28, 2025, as supplemented on April 7, 2025, under the headings “Directors”, “Director Compensation”, “Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation”, “Security Ownership”, and “Related Party Transactions” and can be found here, (iii) PROS’ Current Report on Form 8-K, which was filed on May  1, 2025 and can be found here, and (iv) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of PROS securities by its directors or executive officers have changed since the amounts set forth in PROS’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which are available at EDGAR Search Results here). Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in PROS’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by PROS will be available free of charge through the website maintained by the SEC at sec.gov and PROS’s website at https://ir.pros.com/.

Forward-looking statements

This communication, and the documents to which PROS refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent PROS’ expectations or beliefs concerning future events, including the timing of the proposed transaction and other information relating to the proposed transaction. Forward-looking statements include information concerning possible or assumed future results of operations of PROS, the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,”

“projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, PROS expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond PROS’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect PROS’ business and the price of the common stock of PROS, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of PROS and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the merger agreement may be terminated in circumstances that require PROS to pay a termination fee, (v) the effect of the announcement or pendency of the transaction on PROS’ business relationships, operating results and business generally, (vi) risks that the proposed transaction disrupts current plans and operations, (vii) risks related to diverting management’s attention from PROS’ ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against PROS related to the merger agreement or the transaction, (ix) PROS’ ability to retain, hire and integrate skilled personnel including PROS’ senior management team and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (x) unexpected costs, charges or expenses resulting from the proposed transaction, (xi) the impact of adverse general and industry-specific economic and market conditions, (xii) risks caused by delays in upturns or downturns being reflected in PROS’ financial position and results of operations, (xiii) risks that the benefits of the merger are not realized when and as expected, (xiv) uncertainty as to timing of completion of the proposed merger, and (xv) other factors described under the heading “Risk Factors” in PROS’ Annual Report on Form 10-K for the year ended December 31, 2024, PROS’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the SEC. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. PROS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, PROS cannot assure you that PROS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect PROS or PROS’ operations in the way PROS expects. The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, PROS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.